Vanguard Long-Term Investment-Grade Fund

Supplement to the Prospectus and Summary Prospectus

Important Change to Vanguard Long-Term Investment-Grade Fund

Effective June 2016, Lucius T. Hill, III, will retire from Wellington Management Company LLP (Wellington Management) and will no longer serve as a portfolio manager for the portion of Vanguard Long-Term Investment-Grade Fund managed by Wellington Management.

Scott I. St. John, who currently serves as a portfolio manager with Mr. Hill, will remain as the sole portfolio manager of the Wellington Management portion of the Fund upon Mr. Hill’s retirement. The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 28 112015

Vanguard Fixed Income Securities Funds

Supplement to the Statement of Additional Information

Important Change to Vanguard Long-Term Investment-Grade Fund

Effective June 2016, Lucius T. Hill, III, will retire from Wellington Management Company LLP (Wellington Management) and will no longer serve as a portfolio manager for the portion of Vanguard Long-Term Investment-Grade Fund managed by Wellington Management.

Scott I. St. John, who currently serves as a portfolio manager with Mr. Hill, will remain as the sole portfolio manager of the Wellington Management portion of the Fund upon Mr. Hill’s retirement. The Fund’s investment objective, strategies, and policies will remain unchanged.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 028A 112015